SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 29, 2003

TRANSGENOMIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30975
(State of Formation)	(Commission File Number)

911789357
(IRS Employer Identification Number)

12325 Emmet Street Omaha, NE	68164
(Address of principal executive offices)	(Zip Code)

(402) 452-5400
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

On May 29, 2003, the Company issued a press release announcing changes in management responsibilities including the appointment of Michael J. Draper as its Chief Financial Officer.  The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

99.1                           Press Release, dated May 29, 2003, announcing changes in management responsibilities including the appointment of Michael J. Draper as Chief Financial Officer of Transgenomic, Inc. (the “Company”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSGENOMIC, INC.

	By	/s/ Michael J. Draper
Michael J. Draper, Chief Financial Officer

May 29, 2003